UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Wiregrass Pkwy, West Henrietta, NY	14586
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 4, 2024, DSS, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Meeting”). A total of 5,530,370 shares of common stock of the Company, representing 78.25% of the aggregate shares outstanding and eligible to vote on October 9, 2024, the record date for the Meeting, and constituting a quorum, were represented in person or by valid proxies at the Meeting.

The stockholders approved the election of Ambrose Chan Heng Fai; José Escudero; Wai Leung William Wu; Tung Moe Chan; Hiu Pan Joanne Wong; Shui Yeung Frankie Wong and Lim Sheng Hon Danny to serve as directors of the Company until the next annual meeting of the shareholders.

The stockholders ratified the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The stockholders approved, on an advisory basis, the compensation of the named executive officers.

The final voting results on these matters were as follows:

1. Approval of the election of Ambrose Chan Heng Fai; José Escudero; Wai Leung William Wu; Tung Moe Chan; Hiu Pan Joanne Wong; Shui Yeung Frankie Wong and Lim Sheng Hon Danny to serve as directors of the Company until the next annual meeting of the shareholders:

	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Ambrose Chan Heng Fai	4,227,411	216,339	6,916	1,079,704
José Escudero	4,250,744	192,227	7,695	1,079,704
Lim Sheng Hon Danny	4,280,500	163,243	6,923	1,079,704
Wai Leung William Wu	4,229,904	213,708	7,054	1,079,704
Tung Moe Chan	4,249,633	194,112	6,921	1,079,704
Hiu Pan Joanne Wong	4,379,585	64,163	6,918	1,079,704
Shui Yeung Frankie Wong	4,231,066	212,680	6,920	1,079,704

2. Ratification of the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

FOR	AGAINST	ABSTAIN
5,278,489	232,391	19,490

3. Approval on an advisory basis of, the compensation of the named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,354,408	88,042	8,216	1,079,704

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

Date: December 9, 2024	By:	/s/ Jason Grady
	Name:	Jason Grady
	Title:	Interim Chief Executive Officer